Regulatory Capital - Summary of Regulatory Capital Position (Detail) - CAD ($) $ in Millions	Apr. 30, 2021	Oct. 31, 2020
Capital
Common Equity Tier 1 Capital	$ 64,628	$ 62,616
Tier 1 Capital	69,887	69,091
Total Capital	81,924	80,021
Risk-weighted assets used in the calculation of capital ratios	$ 455,010	$ 478,909
Capital and leverage ratios
Common Equity Tier 1 Capital ratio	14.20%	13.10%
Tier 1 Capital ratio	15.40%	14.40%
Total Capital ratio	18.00%	16.70%
Leverage ratio	4.60%	4.50%